UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-51462	20-3174202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3530 Toringdon Way, Suite 200, Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 341-1516

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 1, 2010, Chelsea Therapeutics International, Ltd. entered into an equity underwriting agreement with Deutsche Bank Securities Inc., as representative of the several underwriters named in Schedule I thereto, relating to an underwritten public offering of 7,142,857 shares of Chelsea’s common stock, par value $0.0001 per share. The price to the public is $4.90 per share, and the underwriters have agreed to purchase the shares from Chelsea pursuant to the underwriting agreement at a price of $4.6109 per share. Chelsea expects the net proceeds from the sale of the shares to be approximately $32.5 million, after underwriting fees and estimated offering expenses. In addition, Chelsea has granted the underwriters a 30-day option to purchase up to an additional 1,071,429 shares of common stock to cover over-allotments. Deutsche Bank Securities Inc. is acting as Sole Book-Running Manager for the offering. Needham & Company, LLC is acting as Co-Manager.

The offering is being made pursuant to a shelf registration statement on Form S-3 Chelsea filed with the Securities and Exchange Commission on August 10, 2009, which became effective on August 20, 2009 (Registration Statement No. 333-161236), and an automatically effective registration statement on Form S-3 (File No. 333-169707), which was filed with the Commission on October 1, 2010. The offering is expected to close on or about October 6, 2010, subject to the satisfaction of customary closing conditions contained in the underwriting agreement. A copy of the underwriting agreement is attached as Exhibit 1.2 and is incorporated herein by reference, and the foregoing description of the underwriting agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. A prospectus supplement relating to the offering has been filed with the Securities and Exchange Commission. A copy of the opinion of Wyrick Robbins Yates & Ponton LLP relating to the validity of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.

Item 8.01. Other Events.

On October 1, 2010, Chelsea Therapeutics International, Ltd. issued a press release announcing the pricing of the public offering described in Item 1.01 of this Current Report on Form 8-K. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.2	Equity Underwriting Agreement, dated October 1, 2010, between Chelsea Therapeutics International, Ltd. and Deutsche Bank Securities Inc., as representative of the several underwriters.

5.1	Opinion of Wyrick Robbins Yates & Ponton LLP.

23.1	Consent of Wyrick Robbins Yates & Ponton LLP (included in Exhibit 5.1).

99.1	Press release dated October 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHELSEA THERAPEUTICS INTERNATIONAL, LTD.

Date: October 1, 2010	/s/ J. Nick Riehle
J. Nick Riehle, Chief Financial Officer

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